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                          SCHEDULE 14C/A INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Check the appropriate box:

[_] Preliminary Information Statement        [_] CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
                                                 BY RULE 14c-5(d)(2))



[X] Definitive Information Statement

                   NORTH AMERICAN INTEGRATED MARKETING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

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Notes:

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                             INFORMATION STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


     This Information Statement is being furnished by North American Integrated Marketing, Inc. (the "Company") to all common stockholders of NAIM in connection with its Annual Meeting to be held August 7, 1997 at 3 Garret Mountain Plaza, Suite 202A, West Paterson, New Jersey at 10:00 a.m. local time for the following purposes:

     1. To elect three directors, the first to serve until the Annual Meeting of shareholders in 1998, the second to serve until the Annual Meeting of shareholders in 1999 and the third to serve until the Annual Meeting of shareholders in the year 2000 or, in the case of each director, until his successor is duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Only shareholders of record at the close of business on June 30, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 is attached.

     This Information Statement is being furnished rather than the Company's proxy statement since the management of the Company controls over 50% of the outstanding shares of common stock and, therefore, no proxies from other common shareholders of the Company are required to achieve the above purposes of the Company at the Annual Meeting.

                             _____________________

     NO SHAREHOLDER APPROVAL OF THE MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING IS REQUIRED OR SOUGHT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             _____________________

             THE DATE OF THIS INFORMATION STATEMENT IS JULY 11, 1997
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ELECTION OF DIRECTORS

        The Board of Directors is elected at each Annual Meeting of shareholders for staggered one year terms. Nicholas Robinson and Robert W. Paltrow are incumbent directors and have been nominated and have agreed to serve as directors. In addition, Robert E. Herman has been nominated and has agreed to serve as a director. Mr. Paltrow has served as a director since 1989 and Mr. Robinson has served as a director since 1994. Robert E. Herman will hold office until the Annual Meeting of shareholders in 1998, Robert W. Paltrow will hold office until the Annual Meeting of shareholders in 1999 and Nicholas Robinson will hold office until the Annual Meeting of shareholders in 2000 and, in all cases, until their successors are elected and qualified.

        Robert E. Herman, 36, is President of North American Communications, Inc., a direct mail production company affiliated with the Company. Mr. Herman has been employed at North American Communications, Inc. since 1992 in various departments and became its President in 1995.

        Additional information regarding Nicholas Robinson and Robert W. Paltrow and other executive officers and more than five percent shareholders is set forth in the attached Annual Report on Form 10-K.

        During the Company's fiscal year ended December 31, 1996, the Company's Board of Directors took actions without a meeting of the Board through unanimous written consents.

INDEPENDENT PUBLIC ACCOUNTANTS

        Thompson & Dugan, PC has been appointed by the Board of Directors as the independent public accountants for the Company for 1997.

        No representative of Thompson & Dugan, PC will be at the Annual Meeting so that no member of Thompson & Dugan, PC will have the opportunity to make a statement nor be available to respond to appropriate questions from shareholders.

SHAREHOLDERS' PROPOSALS

        Proposals of shareholders intended to be presented at the 1998 annual meeting of shareholders must be received at the Company's principal executive offices on or before December 1, 1997 to be eligible for inclusion in the Company's information or proxy statement and proxy, if applicable, relating to that meeting.

INCORPORATION OF DOCUMENTS

        The Company, for purposes of its filing with the U.S. Securities and Exchange Commission, hereby incorporates by reference its Annual Report on Form 10-K for the fiscal year ended December 31, 1996. The shareholders of the Company will receive the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 along with the Information Statement.